                                  LEASE AGREEMENT

This is a legal and binding contract. Before signing, read the entire document, including the general printed provisions and attachments. If you have any questions before signing, consult your attorney and/or accountant.

      THIS LEASE AGREEMENT (hereinafter the "Lease") is made and entered into as of the 22nd day of November, 1999, by and between Highland Ranch, Inc. whose address is 532 E. 800 N. Orem, UT 84058 ("hereinafter "Landlord") and Qcomm
International, Inc., whose address is 1145 S. 1680 W. Orem, UT 84058
(hereinafter "Tenant").

                              W I T N E S S E T H:

      In consideration of the rents, covenants and agreements hereinafter set forth, Landlord and Tenant mutually agree as follows:

                               ARTICLE I: PREMISES

      Landlord hereby leases and demises to Tenant and Tenant hereby leases from
Landlord that certain real property located in Utah County, State of Utah and more particularly described as 1145 South 1680 West, Orem, UT 84058 (6,546 sq
ft) (hereinafter the "Property"), together with all buildings and other improvements now or hereafter located thereon and affixed thereto (hereinafter collectively "Improvements"), and any and all privileges, easements, and appurtenances belonging thereto or granted herein. The Property and the
Improvements are hereinafter collectively referred to as the "Premises".

                          ARTICLE II: TERM COMMENCEMENT

      2.1 Term of Lease. This Lease shall be for a term of 2 year(s) commencing on January 1, 2000, (hereinafter the "Commencement Date") and ending at 12:00
p.m. on December 31, 2001, unless sooner terminated pursuant to the terms, covenants and conditions of this Lease or pursuant to law.

      Option to renew

      2.2 Delivery of Possession. Tenant acknowledges that Landlord is currently completing construction of the Premises. In the event that Landlord is not able to deliver possession of the Premises to Tenant on the Commencement Date because construction of the Premises has not yet been completed, Landlord shall not be liable to Tenant and Tenant may not terminate this Lease or any of Tenant's rights or obligations hereunder; provided, however, that in the event Landlord is unable to deliver possession of the Premises to Tenant on or before the date which is sixty (60) days after the Commencement Date, Tenant's sole remedy shall be to terminate this Lease and all of Landlord's and Tenant's respective rights and obligations hereunder by written notice from Tenant to Landlord. Such notice must be given, if at all, on or before the date which is seventy-five (75) days after the Commencement Date. Notwithstanding anything to the contrary in this
Lease, Tenant shall not be obligated to pay rent to Landlord for any fractional months or months during which Landlord is unable to deliver possession of the
Premises to Tenant pursuant to the provisions of this Section 2.2.

      2.3 Lease Year. The term "Lease Year" as used in this Lease shall mean a period of twelve (12) consecutive calendar months during the term of this Lease.
The first Lease Year shall begin on the Commencement Date if the Commencement
Date occurs on the first day of a calendar month; if not, the first Lease Year shall begin on the first day of the calendar month next following the
Commencement Date. Each succeeding Lease Year shall begin at the expiration of the immediately preceding Lease Year.

                                ARTICLE III: RENT

      3.1 Payment of Monthly Base Rent. As Monthly Base Rent for the Premises,
Tenant shall pay to Landlord, in advance on or before the first day of each calendar month during the term of this Lease, an amount equal to the "Monthly
Base Rent" as defined in Section 3.2.

      3.2 Monthly Base Rent. The "Monthly Base Rent" payable during each Lease
Year shall be determined in accordance with the following:

            (a.) Refer To Exhibit B

                      ARTICLE IV: LATE CHARGES AND INTEREST

      If Tenant fails to pay any Monthly Base Rent when such Monthly Base Rent is due and payable in accordance with Article III of this Lease or if Tenant fails to pay any additional amounts or charges of any character which are payable under this Lease, Landlord, at Landlord's election, may assess and collect a late fee charge equal to five percent (5%) of each payment of rent not received within five (5) days from the date such rent payment is due.

      Furthermore, and in addition to any late charges payable pursuant to the provisions of this Article, to the extent that any payment of Monthly Base Rent or any other amount payable to Landlord by Tenant pursuant to any provision of this Lease is more than thirty (30) days past due, Tenant shall pay Landlord interest at the rate of eighteen percent (18%) per annum on all such past due amounts.

                                                                 LEASE AGREEMENT
                                                                       LandLord:
                                                                         Tenant:

____ Landlord   _____Tenant                                          Page 1 of 8
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                           ARTICLE V: SECURITY DEPOSIT

      Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of Two Thousand Seven hundred Thirty-Eight Dollars
($2,738.00) (hereinafter the "Security Deposit"). The Security Deposit shall be held by Landlord for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term of this Lease. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Monthly Base Rent, and any costs, expenses, and charges payable under the provisions of this Lease, Landlord may, but shall not be obligated to use, apply or retain all or a part of the Security Deposit for the payment of any amount which Landlord may spend by reason of Tenant's default or to compensate
Landlord for any other loss or damage which Landlord may suffer by reason of
Tenant's default. If any portion of the Security Deposit is so used or applied,
Tenant shall, within ten (10) days after written demand, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount; and
Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from Landlord's general funds, and Tenant shall not be entitled to interest on the Security
Deposit. If Tenant shall fully and faithfully perform every provision of this
Lease to be performed by Tenant, the Security Deposit or any balance thereof shall be returned to Tenant or, at Landlord's option, to the last permitted assignee of Tenant's interest under this Lease within thirty (30) days of the expiration of the term of this Lease and after Tenant or Tenant's permitted assignee has vacated the Premises or within fifteen (15) days of receipt of
Tenant's new mailing address, whichever is later. In the event of termination of
Landlord's interest in this Lease, Landlord shall transfer the Security Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of the Security Deposit or any accounting therefore.

                           ARTICLE VI: QUIET ENJOYMENT

      Landlord hereby covenants to Tenant that, subject to Tenant's compliance with the terms and provisions of this Lease, Tenant shall peaceably and quietly hold and enjoy the full possession and use of the Premises during the term of this Lease.

                ARTICLE VII: TAXES, ASSESSMENTS AND OTHER CHARGES

      7.1 Taxes and Assessments. Tenant shall pay to Landlord all real estate taxes, assessments (general and special), and other charges which may be levied, assessed or charged against the Premises, accruing or becoming due and payable during the term of this Lease and any extension thereof at least ten (10) days before such taxes, assessments, or other charges become delinquent. The charges shall be as follows (these are estimates only and are subject to annual increases): $230.00 for Real Estate Taxes, $25.00 for Building Insurance, and
$40.00 for Common Area Charges (CAM) due at the first of every month.

      7.2 Right to Contest Taxes. Tenant, at its sole cost, shall have the right to contest, in accordance with the provisions of the laws relating to such contests, any real estate taxes, assessments, or other charges against the premises and the failure of Tenant to pay such taxes, assessments, or charges shall not constitute a default by Tenant so long as Tenant complies with the provisions of this Section 7.2. Prior to initiating any contest or proceeding,
Tenant shall give Landlord written notice of such contest, or proceeding and shall either deposit with Landlord, or furnish good and sufficient undertaking and sureties designating Landlord as the beneficiary thereof, in such amount as
Landlord deems to be sufficient, considering the amount of such taxes, charges, assessments, any potential penalties and interest thereon, and any potential expenses that might be incurred by Landlord with respect thereto. Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of Landlord or any owner of the Premises. In that case, Landlord shall join in the proceeding or contest or permit such proceeding or contest to be brought in its name as long as Landlord is not required to bear any cost.
Tenant, on final determination of the proceeding or contest, shall immediately pay or discharge any decision or judgment rendered, together with all costs, charges, interest and penalties incidental to the decision or judgment.

                             ARTICLE VIII: UTILITIES

      Tenant shall be solely responsible for, and pay when due, all charges for water, gas, heat, light, power, telephone, and other utilities or services used by or supplied to Tenant or to the Premises, together with any taxes thereon, during the term of this Lease.

                              ARTICLE IX: INSURANCE

      9.1 Tenant's Insurance Coverage. Tenant shall, at all times during the term of this Lease, and at Tenant's own cost and expense, procure and continue in force the following insurance coverage:

            (a) Comprehensive liability insurance with limits of not less than
      $500,000.00 per person and $500,000.00 per occurrence insuring against any and all liability of the insured with respect to the Premises or arising out of the maintenance, use or occupancy thereof, and property damage liability insurance with a limit of not less than $500,000.00 per accident or occurrence.

      Landlord shall

            (b) Insurance covering any buildings and all improvements on the
      Premises, including Tenant's leasehold improvements and personal property in or upon the Premises in an amount not less than one hundred percent
      (100%) of full replacement cost, providing protection against any peril generally included within the classification "Fire and Extended Coverage", together with insurance against sprinkler damage, vandalism and malicious mischief and a standard inflation guard endorsement. Tenant hereby assigns
      Landlord any and all proceeds payable with respect to such policies except to the extent such proceeds are payable with respect to any property that would remain the property of Tenant upon the termination of this Lease;
      provided, however, that to the extent required pursuant to the provisions of Article XIV, such proceeds shall be applied to the repair and restoration of the Premises.

      9.2 Insurance Policies. The minimum limits of insurance policies as set forth in Section 9.1 shall in no event limit the liability of Tenant hereunder.
The insurance policies shall name Landlord as an additional insured and shall be with companies having a rate of not less than an "A" company rating and a
Financial Rating of Class VI in "Best's Insurance Reports." Tenant shall furnish from the insurance companies or cause the insurance companies to furnish to
Landlord certificate of coverage. No such policy shall be cancelable or subject to reduction of coverage or other

                                                                 LEASE AGREEMENT
                                                                       LandLord:
                                                                         Tenant:

____ Landlord   _____Tenant                                          Page 2 of 8

modification or cancellation except after thirty (30) days prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of any coverage which Landlord may carry. Tenant shall at least twenty (20) days prior to the expiration of such policies furnish Landlord with renewals or binders. If Tenant does not procure and maintain such insurance, Landlord may, but is not obligated to, procure such insurance on Tenant's behalf and all sums paid by Landlord shall bear interest at the rate of eighteen percent (18%) and shall be immediately due and payable. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the Premises and to Landlord as required by this
Lease.

      9.3 Waiver of Subrogation. To the extent permitted under the insurance policies obtained by Landlord, if any, and Tenant, Landlord and Tenant each hereby waive any and all right of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of such loss or damage.

                           ARTICLE X: USE OF PREMISES

      10.1 Use. The Premises shall be used and occupied by Tenant solely for general office and warehouse purposes and for no other purpose without the prior written consent of Landlord, which consent may be withheld by Landlord in
Landlord's sole discretion.

      10.2 Suitability. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Improvements or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as specifically provided in this Lease. The continued possession of the Premises by Tenant shall conclusively establish that the Premises and the Improvements are at the date of possession in satisfactory condition. Landlord shall not be responsible for any latent defects or deficiencies in the construction of the Premises or the
Improvements or any improvements or fixtures therein.

      10.3 Prohibited Uses.

            (a) Tenant shall not do or permit anything to be done in or about the Premises, nor bring or keep anything therein which will cause a cancellation of any insurance policy covering the Premises, nor shall
      Tenant sell or permit to be kept, used or sold in or about the Premises any articles which may be prohibited by a standard form policy of fire insurance unless Tenant provides additional insurance coverage extending protection to cover all risks associated with these articles.

            (b) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted, promulgated or created. Tenant shall, at Tenant's sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the use or occupancy of the Premises, including structural changes that relate to or affect the use

            (c) Tenant shall comply with all requirements of any recorded restrictive covenants or bylaws of any association affecting the Premises.
      Tenant acknowledges receipt of a copy of the Declaration of Covenants,
      Conditions and Restrictions and a copy of the Bylaws of the Condominium
      Owners' Association affecting the Premises.

            (d) Tenant shall not permit smoking on the Premises at any time.

                       ARTICLE XI: MAINTENANCE AND REPAIRS

      11.1 Tenant Maintenance and Repairs. During the Term of the Lease, Tenant,
at Tenant's expense, shall keep the Premises in good order and condition and shall maintain and shall make any and all repairs and replacements to the interior surfaces of the Premises (including, but not limited to, floor coverings, window coverings, and wall coverings), all windows and glass which are part of the Premises, all light fixtures, and all doors to the Premises.
Tenant is required to have plastic chair mats underneath the desks in order to protect floor coverings. Tenant shall be liable for floor covering replacement if the mats are not used. Tenant shall, at all times, and at Tenant's expense, keep the Premises in a neat, clean, and sanitary condition and shall comply with all valid federal, state, county and city laws and ordinances and all rules and regulations of any duly constituted authority, present or future, affecting or respecting the use or occupancy of the Premises by Tenant. Tenant, at Tenant's expense, shall also repair any structural damage to the Premises caused by
Tenant, or Tenant's employees, agents, contractors, invitees, licensees, customers, or clients.

      11.2 Landlord Maintenance and Repairs. Subject to the provisions of
Article XIV below, Landlord shall, during the Term of this Lease, maintain and make necessary structural repairs to the Premises not included as Tenant's responsibility pursuant to the provisions of Section 11.1, 14.3, and repairs to heating, ventilation or air conditioning equipment servicing the Premises;
provided, however, that damage to such equipment caused by Tenant shall be repaired at Tenant's expense. Tenant shall promptly notify Landlord in writing of any condition requiring maintenance or repair and Tenant shall also immediately notify Landlord by telephone in the case of an emergency. Landlord shall make the repairs required under this section within a reasonable time after receiving written notice by Tenant. Nothing in this section shall be construed to excuse Tenant from any obligations under this Lease, including without limitation, the payment of any rent.

                        ARTICLE XII: HAZARDOUS SUBSTANCES

      12.1 Environmental Compliance. Tenant (a) shall at all times comply with, or cause to be complied with, any "Environmental Law" (hereinafter defined)
governing the Premises or the use thereof by Tenant or any of Tenant's employees, agents, contractors, invitees, licensees, customers, or clients, (b)
shall not use, store, generate, treat, transport, or dispose of, or permit any of Tenant's employees, agents, contractors, invitees, licensees, customers, or clients to use, store, generate, treat, transport, or dispose of, any "Hazardous
Substance" (hereinafter defined) on the Premises

                                                                 LEASE AGREEMENT
                                                                       LandLord:
                                                                         Tenant:

____ Landlord   _____Tenant                                          Page 3 of 8
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without first obtaining Lessor's written approval, (c) shall promptly and completely respond to, and clean up, in accordance with applicable laws and regulations, any Release (as hereinafter defined) occurring on the Premises as a direct result of actions of Tenant or Tenant's employees or authorized agents;
and (d) shall pay all costs incurred as a result of any failure by Tenant to comply with any Environmental Law, which failure results in a Release or other change in the environmental state, condition, and quality of the Premises necessitating action under applicable Environmental Laws, including with limitation the costs of any Environmental Cleanup Work (hereinafter defined) and the preparation of any closure or other required plans (all of the foregoing obligations of Tenant under this Section 12.1 are hereinafter collectively
"Tenant's Environmental Obligations"). Landlord hereby releases and indemnities
Tenant from and against any and all claims, damages, or liabilities (including, without limitation, attorneys' fees and reasonable investigative and discovery costs) resulting from the environmental condition or quality of the Premises prior to the Commencement date or from actions of Landlord or its agents or employees. The provisions of this Article XII shall survive the expiration or other termination of this Lease.

      12.2 Definitions. As used in this Lease (a) "Hazardous Substance" shall mean (1) any "hazardous waste", "hazardous substance", and any other hazardous, radioactive, reactive, flammable, infectious, solid wastes, toxic or dangerous substances or materials, or related materials, as defined in, regulated by, or which form the basis of liability now or hereafter under any Environmental Law;
(2) asbestos, (3) polychlorinated biphenyls (PCBs); (4) petroleum products or materials; (5) underground storage tanks, whether empty or filled or partially filled with any substance; (6) flammable explosives, (7) any substance the presence of which on the Premises is or becomes prohibited by Environmental Law;
(8) urea formaldehyde foam insulation; and (9) any substance which under
Environmental Law requires special handling or notification in its use, collection, storage, treatment or disposal; (b) "Environmental Cleanup Work"
shall mean an obligation to perform work, cleanup, removal, repair, remediation, construction, alteration, demolition, renovation or installation in or in connection with the Premises in order to comply with any Environmental Law; (c)
"Environmental Law" shall mean any federal, state or local law, regulation, ordinance or order, whether currently existing or hereafter enacted, concerning the environmental state, condition or quality of the Premises or use, generation, transport, treatment, removal, or recovery of Hazardous Substances, including building materials, and including, but not limited to, the following:
(1) the Solid Waste Disposal Act as amended by the Resource Conservation and
Recovery Act of 1976 (42 U.S.C. Section 6901, et seq.), as amended, and all regulations promulgated thereunder; (2) the Comprehensive Environmental
Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601, et
seq.), as amended, and all regulations promulgated thereunder; (3) the Hazardous
Materials Transportation Act (49 U.S.C. Section 1801, et seq.), as amended, and all regulations promulgated thereunder; (4) the Toxic Substances Control Act (15
U.S.C. Section 2601, et seq.), as amended, and all regulations promulgated thereunder; (5) the Clean Air Act (42 U.S.C. Section 7401, et seq.), as amended, and all regulations promulgated thereunder; (6) the Federal Water Pollution
Control Act (33 U.S.C. Section 1251, et seq.), as amended, and all regulations promulgated thereunder; and (7) the Occupational Safety and Health Act (29
U.S.C. Section 651, et seq.), as amended, and all regulations promulgated thereunder; and (d) "Release" means any actual or threatened spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, presence, dumping, migration on or from the Premises or adjacent property, or disposing of Hazardous Substances into the environment.

                     ARTICLE XIII: FIXTURES AND ALTERATIONS

      13.1 Alterations. Tenant shall not make any physical alteration in the
Premises or any of the fixtures located therein or install or cause to be installed any trade fixtures, exterior signs, floor coverings, interior or exterior lighting, plumbing fixtures, shades or awnings or make any changes to the Improvements front without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall present to
Landlord plans and specifications for the installation of any improvements or fixtures at the time approval is sought from Landlord. Any physical change and all rearrangements which are made by Tenant with the approval of Landlord shall be made at Tenant's expense. Such alterations, decorations, additions and improvements shall not be removed from the Premises during the term of this
Lease without the prior written consent of Landlord. Upon expiration of this
Lease all such alterations, decorations, additions and improvements shall at once become the Property of Landlord.

      13.2 Conditions and Limitations. Landlord may impose as a condition to granting any consent required by Section 13.1, such requirements, restrictions and limitations as Landlord may deem necessary in Landlord's sole discretion, including without limitation, the manner in which the work is done, the contractors by whom it is performed, and the time during which the work is accomplished.

      13.3 Contractors and Materialmen. If any fixtures, alterations or improvements are allowed by Landlord, Tenant shall promptly pay all contracts and materialmen, so as to eliminate the possibility of a lien attaching to the
Improvements or the Land, and should any such lien be made or filed by reason of any fault of Tenant, Tenant shall bond against or discharge the same within ten
(10) days after written request by Landlord. Landlord shall have the right, but not the obligation, to pay and discharge any such lien that attaches to the
Premises and Tenant shall reimburse Landlord for any such sums paid together with interest at the rate of eighteen percent (18%) within thirty (30) days after written demand by Landlord.

                       ARTICLE XIV: DAMAGE OR DESTRUCTION

      14.1 Landlord to Repair Improvements. Subject to the provisions of
Sections 11.1; 14.2 and 14.3, if during the term of this Lease any of the
Improvements are damaged or destroyed by fire or other casualty, Landlord shall repair or restore the Improvements. The work of repair or restoration, which shall be completed with due diligence, shall be commenced within a reasonable time after the damage or loss occurs. To the extent that such damage or destruction interferes with Tenant's ability to use the Premises, as determined by Landlord, rent shall be abated after the damage or destruction of the
Improvements until the repair or restoration of the Improvements has been completed.

      14.2 Landlord's Option to Terminate Lease. Notwithstanding anything to the contrary in this Article XIV, in the event that any of the Improvements are damaged or destroyed by fire or other casualty, Landlord shall have the right to terminate this Lease, which termination shall be deemed to be effective as of the date of such casualty, upon the occurrence of any of the following events:

            (a) Insurance proceeds payable with respect to such damage or destruction are not sufficient to pay for the repair and/or restoration of the Improvements;

            (b) Repair and restoration of the Improvements cannot be completed within sixty (60) days after the occurrence of the casualty causing such damage or destruction;

                                                                 LEASE AGREEMENT
                                                                       LandLord:
                                                                         Tenant:

____ Landlord   _____Tenant                                          Page 4 of 8
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            (c) More than thirty percent (30%) of the Improvements have been damaged or destroyed by such casualty.

Landlord's option to terminate the Lease pursuant to the provisions of this
Section 14.2 must be exercised within thirty (30) days of the date of the casualty causing such damage or destruction by written notice from Landlord to
Tenant. In the event that Landlord elects to terminate the Lease pursuant to this Section 14.2, Tenant shall immediately surrender possession of the Premises to Landlord and shall assign to landlord (or if the same has already been received by Tenant, pay to Landlord) all of Tenant's right, title, and interest in and to the insurance proceeds payable with respect to the Premises.

      14.3 Tenant's Option to Terminate Lease. If no default by Tenant under this Lease has occurred and is then continuing and if no event has occurred and is then continuing which, with the giving of notice or lapse of time, or both, would become such a default, Tenant shall, if the Improvements are damaged or destroyed by fire or other casualty and repair or restoration of the
Improvements cannot be completed within sixty (60) days following the occurrence of the casualty causing such damage or destruction, have the option of terminating this Lease by written notice to Landlord, which termination shall be deemed to be effective as of the date of the casualty. Tenant's option to terminate the Lease pursuant to the provisions of this Section 14.3 must be exercised within thirty (30) days of the date of the casualty causing such damage or destruction. In the event that Tenant elects to terminate this Lease pursuant to this Section 14.3, Tenant shall immediately surrender possession of the Premises to Landlord and shall assign to landlord (or if the same has already been received by Tenant, pay to Landlord) all of Tenant's right, title, and interest in and to the insurance proceeds payable with respect to the
Premises.

                            ARTICLE XV: CONDEMNATION

      If all or any part of the Premises is taken or appropriated for public or quasi-public use by right of eminent domain with or without litigation or transferred by agreement in connection with such public or quasi-public use,
Landlord and Tenant shall each have the right within thirty (30) days of receipt of notice of taking, to terminate this Lease as of the date possession is taken by the condemning authority; provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation, such taking or appropriation shall be of such an extent and nature as to substantially handicap, impede or impair Tenant's use of the Premises. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of
Tenant now or hereafter arising in or to the award or any portion thereof;
provided, however, that nothing contained herein shall be deemed to give
Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to
Tenant, for the interruption of or damage to Tenant's business and for Tenant's unamortized cost of leasehold improvements. In the event of a partial taking which does not result in a termination of this Lease, rent shall be abated in the proportion which the part of the Premises so made unusable bears to the rented area of the Premises immediately prior to the taking. No temporary taking of the Premises or Tenant's right therein or under this Lease shall terminate this Lease or give Tenant any right to any abatement of rent thereunder; and any award made to Tenant by reason of any such temporary taking shall belong entirely to Tenant, and Landlord shall not be entitled to any portion thereof.

                     ARTICLE XVI: ASSIGNMENT AND SUBLETTING

      16.1 Landlord's Consent Required. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, either voluntarily or involuntarily by operation of law or otherwise, and Tenant shall not sublet the Premises or any part thereof, without the prior written consent of Landlord and any attempt to do so without such consent being first had and obtained shall be void and shall constitute a breach of this Lease, such consent shall not be unreasonably withheld.

      16.2 No Release of Tenant. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by
Tenant under this Lease, whether occurring before or after such consent, assignment or subletting. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or subletting. The acceptance of rent by Landlord from any other person or legal entity shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

      16.3 Increased Expenses. Tenant shall pay Landlord the amounts of any increase in costs or expenses incident to the occupancy of the Premises by such assignee or subtenant, including but not limited to, reasonable attorney's fees incurred in connection with giving such consent.

        ARTICLE XVII: SUBORDINATION, ATTORNMENT AND ESTOPPEL CERTIFICATES

      17.1 Subordination. This Lease at Landlord's option shall be subject and subordinate to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Premises, the
Improvements, or on or against Landlord's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Notwithstanding anything to the contrary in this Article XVII, this Lease shall remain in full force and effect for the full term hereof, including any extensions, so long as Tenant is not in default hereunder.

      17.2 Subordination Agreements. Tenant shall execute and deliver upon demand without charge therefore, such further instruments evidencing such subordination of this Lease to the lien of any such mortgages or deeds of trust as may be required by Landlord.

      17.3 Attornment. In the event of any foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the
Premises or the Building, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this
Lease, provided said purchaser expressly agrees in writing to be bound by the terms of this Lease.

      17.4 Estoppel Certificates. Tenant shall, from time to time and within ten
(10) days from receipt of prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, (b) certifying that the Lease and any modifications of this Lease constitute the entire agreement between

                                                                 LEASE AGREEMENT
                                                                       LandLord:
                                                                         Tenant:

____ Landlord   _____Tenant                                          Page 5 of 8

Landlord and Tenant with respect to the Premises and, except as set forth in this Lease and any modification of this Lease, Tenant does not claim any right, title, or interest in or to the Premises or any part thereof, (c) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of
Landlord hereunder, or specifying such defaults, if any are claimed, and (d)
certifying such other matters with respect to the Lease and/or the Premises as
Landlord may reasonably request.

      17.5 Failure to Deliver Certificate. If Tenant fails to deliver such statement within the time period referred to in Section 17.4 above, it shall be deemed conclusive upon Tenant that the (a) this Lease is unmodified and in full force and effect, (b) this Lease constitutes the entire agreement between
Landlord and Tenant with respect to the Premises and, except as set forth in this Lease, Tenant does not claim any right, title, or interest in or to the
Premises, or any part thereof, (c) there are no uncured defaults in Landlord's performance of Landlord's obligations under this Lease, and (d) not more than one month's Monthly Base Rent has been paid in advance.

      17.6 Transfer of Landlord's Interest. In the event of a sale or conveyance by Landlord of Landlord's interest in the Premises other than a transfer for security purposes only, Landlord shall be relieved from and after the date specified in any such notice of transfer of all obligations and liabilities to
Tenant which accrue after such sale or conveyance on the part of Landlord, provided that any funds in the possession of Landlord at the time of transfer in which Tenant has an interest shall be delivered to the successor Landlord. This
Lease shall not be affected by any such sale or transfer and Tenant shall attorn to the purchaser or other transferee provided that all of Landlord's obligations accruing hereunder from and after such sale or transfer are assumed in writing by such purchaser or transferee.

                       ARTICLE XVIII: DEFAULT AND REMEDIES

      18.1 Default. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

            (a) Any failure by Tenant to pay the Monthly Base Rent, or any other monetary sums required to be paid under this Lease, where such failure continues for five (5) days after written notice thereof by Landlord to
      Tenant;

            (b) Any material false statement made by Tenant to Landlord or its agents in any document delivered to Landlord in connection with the negotiation of this Lease.

            (c) The abandonment or vacation of the Premises by Tenant;

            (d) A failure by Tenant to observe and perform any other term, covenant or condition of this Lease to be observed or performed, by
      Tenant, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the default cannot reasonably be cured within the thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall within the thirty (30) day period commence action to cure the default and thereafter diligently prosecute the same to completion;

            (e) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy
      (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution, or other judicial seizure of substantially all of
      Tenant's assets located at the Premises or of Tenant's interest in this
      Lease, where such seizure is not discharged within thirty (30) days.

      18.2 Nonexclusive Remedies. In the event of any such material default or breach by Tenant, Landlord shall have, in addition to any other remedies provided in this Lease, the following nonexclusive remedies:

            (a) At Landlord's option and without waiving any default by Tenant,
      Landlord shall have the right to continue this Lease in full force and effect and to collect all Monthly Base Rent, and any other amounts to be paid by Tenant under this Lease as and when due. During any period that
      Tenant is in default, Landlord shall have the right, pursuant to legal proceedings or pursuant to any notice provided for by law, to enter and take possession of the Premises, without terminating this Lease, for the purpose of reletting the Premises or any part thereof and making any alterations and repairs that may be necessary or desirable in connection with such reletting. Any such reletting or relettings may be for such term or terms (including periods that exceed the balance of the term of this
      Lease), and upon such other terms, covenants and conditions as Landlord may in Landlord's sole discretion deem advisable. Upon each and any such reletting, the rent or rents received by Landlord from such reletting shall be applied as follows: (1) to the payment of any indebtedness (other than rent) due hereunder from Tenant to Landlord; (2) to the payment of costs and expenses of such reletting, including brokerage fees, reasonable attorney's fees, court costs, and costs of any alterations or repairs; (3)
      to the payment of any Monthly Base Rent and any other amounts due and unpaid hereunder; and (4) the residue, if any, shall be held by Landlord and applied in payment of future Monthly Base Rent and any other amounts as they become due and payable hereunder. If the rent or rents received during any month and applied as provided above shall be insufficient to cover all such amounts including the Monthly Base Rent and any other amounts to be paid by Tenant pursuant to this Lease for such month, Tenant shall pay to Landlord any deficiency; such deficiencies shall be calculated and paid monthly. No entry or taking possession of the Premises by Landlord shall be construed as an election by Landlord to terminate this Lease, unless Landlord gives written notice of such election to
      Tenant or unless such termination shall be decreed by a court of competent jurisdiction, Notwithstanding any reletting by Landlord without termination, Landlord may at any time thereafter terminate this Lease for such previous default by giving written notice thereof to Tenant.

            (b) Terminate Tenant's right to possession by notice to Tenant, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including without limitation the following:
      (1) all unpaid rent which has been earned at the time of such termination plus (2) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that is proved could have been reasonably avoided; plus (3)
      any other amount necessary to

                                                                 LEASE AGREEMENT
                                                                       LandLord:
                                                                         Tenant:

____ Landlord   _____Tenant                                          Page 6 of 8

      compensate Landlord for all the detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease, or in addition to or in lieu of the foregoing such damages as may be permitted from time to time under applicable State law. Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in Landlord's sole discretion deems reasonable and necessary.

                         ARTICLE XIX: ENTRY BY LANDLORD

      Landlord shall, during the term of this Lease, have the right to enter the
Premises at reasonable times and upon reasonable notice to Tenant, to inspect or to show to prospective tenants or purchasers, or to make necessary repairs. For purposes of this section, twenty-four (24) hours is deemed to be reasonable notice. In the event of an emergency, however, Landlord shall not be required to give Tenant such notice, provided that Landlord furnishes Tenant with the reason for the emergency entry within three days of such entry.

                              ARTICLE XX: INDEMNITY

      Tenant shall indemnify and hold Landlord harmless from any and all claims of liability for any injury or damage to any person or property whatsoever occurring in, on or about the Premises or any part thereof during the term of this Lease. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this
Lease, or arising from any act or negligence of Tenant, or any of Tenant's agents, contractors, employees, licensees or invitees and from and against all costs, reasonable attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon. Tenant shall not, however, be liable for damage or injury occasioned by the negligence or intentional acts of Landlord and Landlord's designated agents or employees.
Tenant's obligations under this Article XX shall survive the expiration or other termination of this Lease.

                             ARTICLE XXI: SURRENDER

      21.1 Surrender. Upon the expiration or other termination of this Lease,
Tenant shall quit and surrender to Landlord the Premises, together with the
Improvements and all other property affixed to the Premises, excluding Tenant's fixtures, in good order and condition, ordinary wear and tear excepted. Tenant shall, prior to the expiration or other termination of this Lease remove all personal property belonging to Tenant and failing to do so, Landlord may cause all of said personal property to be removed at the cost and expense of Tenant.
Tenant's obligation to observe and perform this covenant shall survive the expiration or other termination of this Lease. In the alternative, Landlord may, at Landlord's option, treat any and all items not removed by Tenant on or before the date of expiration or of the termination of this Lease as having been relinquished by Tenant and such items shall become the property of Landlord with the same force and effect as if Tenant had never owned or otherwise had any interest in such items.

      21.2 Hazardous Substances. No spill, deposit, emission, leakage or other release of Hazardous Substance in the soils, ground waters or waters shall be deemed to result in either (a) wear and tear that would be normal for the term of the Lease; or (b) a casualty to the Premises. Tenant shall be responsible to promptly and completely cleanup any Release occurring on the Premises during the term of the Lease which directly results form the actions of Tenant or its employees or authorized agents. Tenant shall surrender the Premises free of any contamination or other damage caused by such a Release during the term of the
Lease. Tenant's obligation to cleanup the Premises pursuant to the provisions of this Article XXI shall survive the expiration or other termination of this
Lease.

                        ARTICLE XXII: OPTION TO PURCHASE

      22.1 Grant of Option. This section does not apply to this Lease.

                          ARTICLE XXIII: MISCELLANEOUS

      23.1 Signs. Tenant, at its own cost, may place and maintain a sign advertising Tenant's business in the window of the Premises so long as the sign complies with the rules and regulations of the Condominium Owners' Association for the Premises.

      23.2 Parking Spaces. Tenant shall be entitled to the use of 20 unreserved parking spaces appurtenant to the Premises for the benefit of Tenant, its employees, agents, and invitees for the Term of the Lease.

      23.3 Entire Agreement. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Lease and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both
Landlord and Tenant. All prior or contemporaneous oral agreements between and among Landlord and Tenant and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this Lease.

      23.4 Severability. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

      23.5 Costs of Suit. If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of rent or possession of the
Premises, the losing party shall pay the successful party a reasonable sum for attorney's fees whether or not such action is prosecuted to judgment.

      23.6 Time and Remedies. Time is of the essence of this Lease and every provision hereof. All rights and remedies of the parties shall be cumulative and nonexclusive of any other remedy at law or in equity.

      23.7 Binding Effect, Successors and Choice of Law. All time provisions of this Lease are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate Section of this Lease. Subject to any provisions

                                                                 LEASE AGREEMENT
                                                                       LandLord:
                                                                         Tenant:

____ Landlord   _____Tenant                                          Page 7 of 8

restricting assignment or subletting by Tenant as set forth in Article XVI, all of the terms hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This
Lease shall be governed by the laws of the State of Utah.

      23.8 Waiver. No term, covenant or condition of this Lease shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of the breach of any term, covenant or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other term, covenant or condition. Acceptance by Landlord of any performance by Tenant after the time the same shall have become due shall not constitute a waiver by Landlord of the breach or default of any term, covenant or condition unless otherwise expressly agreed to by Landlord in writing.

      23.9 Holding Over. If Tenant remains in possession of all or any part of the Premises after the expiration of the term of this Lease, with or without the express or implied consent of Landlord, such tenancy shall be from month to month only, and not a renewal hereof or an extension for any further term, and in such case, rent and other sums due hereunder shall be payable at one hundred fifty percent (150%) of the Monthly Base Rent in effect immediately prior to such holdover period.

      23.10 Recording. No copy of this Lease will be recorded on behalf of either party, but in lieu thereof, Landlord and Tenant agree that each will, upon the request of the other, execute, in recordable form, a "short form" of the Lease, which "short form" shall contain a description of the Premises, the term of the Lease, the parties to the Lease. The "short form" of the Lease shall not modify the terms of the Lease or be used in interpreting the Lease and in the event of any inconsistency between this Lease and the "short form" of the
Lease, the terms and conditions of this Lease shall control.

      23.11 Reasonable Consent. Except as limited elsewhere in this Lease, wherever in this Lease Landlord or Tenant is required to give consent or approval to any action on the part of the other, such consent or approval shall not be unreasonably withheld. In the event of failure to give any such consent, the other party shall be entitled to specific performance at law and shall have such other remedies as are reserved to such party under this Lease.

      23.12 Notice. Any notice required to be given under this Lease shall be given in writing and shall be delivered in person or by registered or certified mail, postage prepaid, and addressed to the addresses for Landlord and Tenant set forth above. Such notice shall be deemed delivered when personally delivered or upon deposit of the notice in the United States mail in the manner provided above.

      23.13 No Partnership. Landlord does not, as a result of entering into this
Lease, in any way or for any purpose become a partner of Tenant in the conduct of Tenant's business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant.

      23.14 Exhibits. This lease agreement has two exhibits attached and made a part thereof.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

                                 LANDLORD:

                                 By:_________________________________

                                 Its:________________________________

                                 TENANT:

                                 By:_________________________________

                                 Its:________________________________

                                                                 LEASE AGREEMENT
                                                                       LandLord:
                                                                         Tenant:

____ Landlord   _____Tenant                                          Page 8 of 8

                                                                      File ab2+2

                                   Exhibit B

                              Q-COMM INTERNATIONAL
                         1145 S. 1680 W. Orem, UT 84058

1st Floor Office:      1,546 sq ft
2nd Floor Office:      1,546 sq ft
Warehouse:             3,454 sq ft
                       ===========
Total:                 6,546 sq ft

                              Base Rental Schedule

                                   Base Term

           Square         Price/         Annual            No.          Monthly
Year       Footage       Sq Foot         Rental          Months         Rental

0            N/A           N/A            N/A              N/A            N/A
1           6,546         $5.02        $32,860.92         12.0         $2,738.41
2           6,546         $5.17        $33,846.75         12.0         $2,820.56

Sub Totals/Averages:      $5.10        $66,707.67         24.0         $2,779.49

                                  Option Term

           Square         Price/         Annual           No.           Monthly
Year       Footage       Sq Foot         Rental          Months         Rental

3           6,546         $5.33        $34,862.15         12.0         $2,905.18
4           6,546         $5.49        $35,908.01         12.0         $2,992.33

Sub Totals/Averages:      $5.41        $70,770.16         24.0         $2,948.76